SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 5, 2008
AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC
on behalf of
AMERICAN EXPRESS ISSUANCE TRUST
(as Originator of the American Express Issuance Trust)
(Exact name of registrant as specified in its charter)

Delaware	20-2007139	333-130522-01
(State or Other Jurisdiction of	(I.R.S. Employer	(Commission
Incorporation or Organization)	Identification Number)	File Number)
200 Vesey Street
Mail Stop 01-31-12
New York, New York 10285
(212) 640-2000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if
Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01.	On March 5, 2008, American Express Issuance Trust amended its (i) Series 2005-1 Supplement, dated as of September 16, 2005, and (i) Series 2005-2 Supplement, dated as of September 16, 2005, to its Amended and Restated Indenture, dated as of November 1, 2007, with its Amendment to Indenture Supplements, dated as of March 5, 2008. The Amendment to Indenture Supplements is attached hereto as Exhibit 4.1.
Item 9.01. Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.
Exhibit 4.1	Amendment to Indenture Supplements, dated as of March 5, 2008, between American Express Issuance Trust and The Bank of New York.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation V LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Maureen Ryan

Name:	Maureen Ryan
Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1	Amendment to Indenture Supplements, dated as of March 5, 2008, between American Express Issuance Trust and The Bank of New York.